UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2026

DRUGS MADE IN AMERICA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42467	99-2394788
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 Lexington Avenue, Suite 1402

New York, NY 10170

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 726-7074

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right to receive one-eighth (1/8) of an Ordinary Share	DMAAU	The Nasdaq Stock Market LLC
Ordinary Shares	DMAA	The Nasdaq Stock Market LLC
Rights	DMAAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Background

As previously disclosed, on April 29, 2026, Drugs Made In America Acquisition Corp., a Cayman Islands exempted company (the “Company” or “DMAA”), entered into a Definitive Merger Agreement (the “Original Agreement”) with Power Analytics Global Corp, a Delaware corporation engaged in the business of artificial intelligence, advanced analytics and quantum-resistant security solutions (“PAGC”). The Original Agreement was amended by Amendment No. 1 dated April 30, 2026, Amendment No. 2 dated April 30, 2026 and Omnibus Amendment No. 3 dated July 14, 2026 (together with the Original Agreement, the “Existing Agreement”). The Original Agreement, Amendment No. 1 and Amendment No. 2 were filed as Exhibits 2.1, 2.2 and 2.3 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 5, 2026, and Omnibus Amendment No. 3 was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 20, 2026.

Amended and Restated Definitive Merger Agreement

On September 8, 2026, following approval by the Company’s board of directors (the “Board”), the Company and PAGC entered into an Amended and Restated Definitive Merger Agreement (the “A&R Merger Agreement”), which amends and restates the Existing Agreement in its entirety with effect from September 8, 2026 (the “Agreement Date”). The A&R Merger Agreement is not a novation of the Existing Agreement; the rights and obligations of the parties in respect of the period prior to the Agreement Date continue to be governed by the Existing Agreement. A Delaware corporation to be formed as a wholly-owned subsidiary of the Company (“Merger Sub”) will become a party to the A&R Merger Agreement upon execution of a joinder, which the Company has agreed to procure prior to the filing of the Registration Statement (as defined below). Until the joinder is delivered, the Company is responsible for the performance of Merger Sub’s obligations.

The A&R Merger Agreement (i) records the transaction as a single-target combination with PAGC, inclusive of APQC Inc (as described below), (ii) fixes the structure of the transaction as a domestication of the Company to Delaware followed by a merger of Merger Sub with and into PAGC, (iii) replaces the valuation milestone framework of the Existing Agreement with an agreed, fixed Closing Valuation, (iv) conforms the consideration mechanics accordingly and (v) restates the remaining provisions of the Existing Agreement in a single instrument. The material terms of the A&R Merger Agreement are summarized below.

Single Target; APQC Acquisition

The Merger (as defined below) is a combination with PAGC alone; no additional target joins the A&R Merger Agreement and the Merger is not cross-conditioned on any other acquisition. PAGC has entered into a Letter of Intent dated July 23, 2026, as amended by Amendment No. 1 thereto dated August 22, 2026 and Amendment No. 2 thereto (as so amended, the “APQC LOI”), with APQC Inc, a Delaware corporation (“APQC”), and its principal, providing for the acquisition by PAGC of one hundred percent (100%) of the issued and outstanding capital stock of APQC and of the UltraSolar intellectual property and related intellectual property described therein (the “APQC Acquisition”). The parties intend that the APQC Acquisition be completed prior to the closing of the Merger (the “Closing”), such that PAGC comes to the Merger inclusive of APQC as a single target. PAGC has agreed to use its reasonable best efforts to complete the APQC Acquisition prior to the Closing and to deliver to the Company evidence that (a) Amendment No. 2 to the APQC LOI has been executed, (b) the corporate approvals of APQC adopting the APQC LOI have been passed and (c) the patents and patent applications comprised in the UltraSolar intellectual property have been assigned to and are held of record by APQC (or, following the APQC Acquisition, by PAGC), with assignments recorded at the United States Patent and Trademark Office and each other applicable patent office. Completion of the APQC Acquisition is a condition to the Company’s obligation to close. PAGC may not amend, waive or terminate the APQC LOI without the Company’s prior written consent.

Contingent Amendment under Omnibus Amendment No. 3

Annex A to Omnibus Amendment No. 3 contained a form of contingent amendment providing, on a contingent-effectiveness basis, for the joinder of an additional target and for a combined equity value of US$3,000,000,000 allocated between PAGC and that additional target. That contingent amendment has not become effective and becomes void in accordance with its terms if the conditions to its effectiveness are not satisfied on or before September 30, 2026. The parties do not intend to designate an additional target or to bring that amendment into effect, and no provision of the A&R Merger Agreement is to be construed by reference to it. The combined equity value of US$3,000,000,000 referred to in that contingent amendment was expressed to apply to PAGC and an additional target taken together and did not represent an agreed equity value for PAGC alone.

Structure of the Transaction

Prior to the effective time of the Merger (the “Effective Time”) and subject to the approval of the Company’s shareholders, the Company will migrate to and domesticate as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”) and the Cayman Islands Companies Act (As Revised) (the “Domestication”). At the effective time of the Domestication, (i) each issued and outstanding ordinary share of the Company will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001 per share, of the domesticated Company (“Domesticated DMAA Common Shares”), (ii) each issued and outstanding right of the Company will convert automatically into a right to receive one-eighth (1/8) of one Domesticated DMAA Common Share and (iii) each issued and outstanding unit of the Company will convert automatically into a unit representing one Domesticated DMAA Common Share and one such right.

Following the Domestication, at the Effective Time, Merger Sub will merge with and into PAGC (the “Merger”), with PAGC surviving the Merger as a wholly-owned subsidiary of the Company. The Company will continue as the publicly traded parent company of PAGC, and the Domesticated DMAA Common Shares are to be listed on The Nasdaq Stock Market LLC (“Nasdaq”). Immediately following the Effective Time, the Company’s status as a blank check company will terminate and the Company will operate as a publicly traded holding company of PAGC under such name and ticker symbol as its board of directors determines.

Closing Valuation and Merger Consideration

On August 5, 2026, the Board authorized the negotiation of a closing valuation of PAGC not exceeding US$3,000,000,000. Within that authority, the parties have agreed a closing valuation of US$2,850,000,000 (the “Closing Valuation”), being the equity value of PAGC inclusive of APQC and the UltraSolar intellectual property, determined by the parties on an asset basis. The Closing Valuation is subject to (i) delivery of the Fairness Opinion (as defined below) as a condition to the Closing, (ii) the determinations reserved to the independent and disinterested directors of the Company described below and (iii) the approval of the Board, which was obtained on September 8, 2026. The Closing Valuation replaces the target valuation of US$1.0 billion, the Valuation Milestone Schedule and the Floor Valuation of US$300 million contained in the Existing Agreement, and is fixed; it is not subject to adjustment by reference to the amount of cash available at the Closing.

At the Effective Time, each share of PAGC capital stock issued and outstanding immediately prior to the Effective Time (other than excluded shares and dissenting shares) will be cancelled and converted into the right to receive the portion of the Merger Consideration allocated to such share in an allocation schedule to be delivered by PAGC not later than ten business days prior to the Closing. The “Merger Consideration” is a number of Domesticated DMAA Common Shares equal to the Closing Valuation divided by the Reference Price, rounded down to the nearest whole share. The “Reference Price” is the greater of (a) US$10.75 and (b) the per share redemption value of the Company’s ordinary shares determined in connection with the vote of the Company’s shareholders on the Merger. Because the Reference Price is not less than US$10.75, the Merger Consideration will in no event exceed 265,116,279 Domesticated DMAA Common Shares (the “Maximum Share Number”). If the per share redemption value exceeds US$10.75, the Merger Consideration will be reduced accordingly. No fractional shares will be issued and no cash will be paid in lieu of fractional shares. Each option, warrant, convertible security or other right to acquire PAGC capital stock will be treated as set out in the allocation schedule, and no such right will survive the Effective Time except as expressly provided therein.

The respective percentages of the outstanding Domesticated DMAA Common Shares held immediately following the Effective Time by the former PAGC stockholders and by the existing holders of the Company’s securities (before giving effect to any PIPE (as defined below) and any equity incentive plan adopted in connection with the Closing) will be those resulting from the Merger Consideration and the Company Fully Diluted Share Number, which is the sum, as of the Effective Time, of the public shares outstanding after redemptions, the founder shares outstanding, the private placement shares, the representative shares, the 200,000 shares issued on March 11, 2025, the 425,000 Executive Shares previously approved by the Board, the shares issuable upon conversion of the Company’s outstanding rights and the shares issuable upon conversion of any convertible notes and working capital loans outstanding at the Effective Time. The final Reference Price, Merger Consideration and Company Fully Diluted Share Number will be certified not later than three business days prior to the Closing and recorded in a closing statement, and the resulting ownership percentages will be set forth in the Registration Statement.

Conditions to Closing

The obligations of each party to consummate the Merger are subject to the satisfaction of mutual conditions, including (i) the absence of any governmental order prohibiting the transactions, (ii) the approval of the Company’s shareholders and of the PAGC stockholders, (iii) the effectiveness of the Registration Statement, (iv) Available Closing Cash (as defined below) of not less than US$15,000,000 (the “Minimum Cash Condition”) and (v) the certificate of merger being ready for filing.

The Company’s obligation to consummate the Merger is further subject to conditions including (i) the accuracy of PAGC’s representations and warranties and PAGC’s performance of its covenants, in each case subject to customary materiality qualifiers, (ii) the absence of a Material Adverse Effect with respect to PAGC, (iii) the completion of the APQC Acquisition, such that PAGC owns 100% of the capital stock of APQC and the UltraSolar patents and patent applications are held of record by APQC or PAGC with assignments recorded, (iv) delivery of the Fairness Opinion to the Board and such opinion not having been withdrawn, revoked or materially modified, (v) PAGC being free of all material funded indebtedness at the Closing other than the Bridge Financing disclosed to the Company and ordinary course trade payables, or delivery of a payoff and debt satisfaction schedule (the “Debt-Free Condition”), (vi) delivery of PAGC’s complete intellectual property schedule, (vii) delivery of evidence of PAGC’s valid and active GSA CAGE Code, (viii) receipt of all necessary governmental and regulatory approvals, (ix) delivery of the allocation schedule and (x) delivery of an officer’s certificate.

PAGC’s obligation to consummate the Merger is further subject to conditions including (i) the accuracy of the representations and warranties of the Company and Merger Sub and their performance of their covenants, in each case subject to customary materiality qualifiers, (ii) the Domesticated DMAA Common Shares (including those comprising the Merger Consideration) having been approved for listing on Nasdaq, subject only to official notice of issuance, and (iii) the absence of a Material Adverse Effect with respect to the Company.

Minimum Cash Condition; PIPE Financing

“Available Closing Cash” means, as of the Closing, the sum of the funds in the Company’s trust account after giving effect to all redemptions of public shares in connection with the vote on the Merger and the payment of taxes and Company transaction expenses payable from the trust account, the gross proceeds of any PIPE actually funded at or prior to the Closing, the amount of any reduction of the deferred underwriting fee agreed in writing by the underwriters and the proceeds of any credit facility or other financing arranged by the Company to the extent actually funded at or prior to the Closing. The parties have acknowledged a target level of Available Closing Cash of US$30,000,000. If Available Closing Cash is less than that target, the parties will, prior to the Closing, agree in good faith a revised post-Closing operating budget and use of proceeds for the combined group reflecting the amount actually available, and PAGC will deliver a certificate of its chief executive officer confirming that the business plan of the combined group is capable of execution on that basis. The Closing Valuation and the Merger Consideration are not subject to adjustment by reference to Available Closing Cash. The Minimum Cash Condition must be capable of satisfaction without the proceeds of any credit facility.

The Company has the right, in its sole discretion, to structure, negotiate and execute one or more private investments in public equity (each, a “PIPE”) in connection with the Merger, on terms reasonably acceptable to PAGC and not materially adverse to PAGC. Domesticated DMAA Common Shares issued to PIPE investors would be issued in addition to the Merger Consideration and would dilute all holders of Domesticated DMAA Common Shares, including the former PAGC stockholders, on a pro rata basis. The closing of any PIPE is not a condition to the Closing. No PIPE has been agreed as of the date of this Current Report.

Affiliated Business Combination; Independent Directors; Fairness Opinion

PAGC and BV Advisory Partners, LLC (“BV”), the investor holding convertible notes of the Company and entitled to not less than forty percent (40%) of sponsor-level economics under the Definitive Interim Investment and Sponsor Transition Agreement dated March 23, 2026, are under common principal ownership. The Company and PAGC have acknowledged in the A&R Merger Agreement that the Merger accordingly constitutes an affiliated business combination for purposes of the Company’s governing documents, the commitments made in the prospectus for the Company’s initial public offering and applicable disclosure rules. The A&R Merger Agreement carries forward the protections of the Existing Agreement in respect of that affiliation. In particular:

(a)	it is a condition to the Company’s obligation to consummate the Merger that the Board shall have received a written opinion of an independent investment banking firm or independent valuation firm (the “Independent Firm”), in customary form, to the effect that the Merger Consideration is fair, from a financial point of view, to the Company and its shareholders other than the PAGC stockholders and their affiliates (the “Fairness Opinion”). On September 8, 2026, prior to execution of the A&R Merger Agreement and following approval by the independent directors of the Board, the Company engaged Newbridge Securities Corporation as the Independent Firm. Newbridge Securities Corporation has represented that it is an independent, disinterested party with respect to the transaction and the parties thereto; its opinion is to be rendered whether or not favorable; and its fee is not contingent on the conclusion reached or on the consummation of the Merger. Newbridge Securities Corporation had no prior role in the transaction;

(b)	each determination, consent, waiver or amendment on the part of the Company in respect of the Closing Valuation, the structure of the Merger, the Merger Consideration, the Fairness Opinion condition, the Minimum Cash Condition, termination and amendment of the A&R Merger Agreement is to be made by, or at the direction of, the Company’s independent and disinterested directors;

(c)	PAGC is required to deliver, within ten business days after the Agreement Date, a schedule of all direct and indirect ownership, economic and contractual relationships between PAGC and its officers, directors and 5% holders, on the one hand, and BV, its principals and their affiliates, on the other, which schedule is to be updated through the Closing and disclosed in the Registration Statement; and

(d)	the affiliation is required to be disclosed in this Current Report and prominently in the Registration Statement.

The A&R Merger Agreement and the Closing Valuation were approved by the Board on September 8, 2026, with the determinations reserved to the independent and disinterested directors made by those directors.

Support Agreements; Sponsor and Founder Shares

The Letter Agreement dated January 7, 2025 among the Company, Drugs Made In America Acquisition LLC (the “Sponsor”) and the officers and directors of the Company, and the Sponsor standstill, non-voting and cooperation acknowledgment dated March 18, 2026, remain in full force and effect. Under the Letter Agreement, the Sponsor and each officer and director of the Company have agreed to vote all ordinary shares held by them in favor of the Merger, have waived redemption rights and liquidating distributions in respect of their founder shares and private placement shares, and are subject to the lock-up provisions described therein. The Company has agreed to use reasonable best efforts, consistent with the standstill acknowledgment and any court order affecting the Sponsor or its principals, to obtain from the Sponsor and the other holders of founder shares, on a voluntary basis, the surrender or forfeiture of founder shares and private placement rights and the earnout vesting of retained founder shares contemplated by Omnibus Amendment No. 3, and to procure the cancellation of 45,092 private placement shares corresponding to the unpaid portion of the Sponsor’s private placement subscription. Obtaining any such surrender, forfeiture or earnout arrangement is not a condition to the Closing, and the Company Fully Diluted Share Number will be computed on the basis of the shares actually outstanding at the Effective Time. The Company may also, prior to the Closing and in consultation with PAGC, pursue a tender offer, exchange offer or consent solicitation in respect of the Company’s rights, funded from sources other than the trust account.

Governance

At the Effective Time, the board of directors of the Company will be reconstituted so as to consist of the individuals designated by PAGC, subject to the independence and committee composition requirements of Nasdaq and applicable law, and the officers of the Company will be the individuals designated by PAGC. The Company’s certificate of incorporation and bylaws will be amended in connection with the Closing to reflect the change of name of the Company, the post-Closing capitalization and such governance matters as the parties agree, in each case as approved by the Company’s shareholders.

Covenants; Registration Statement

The A&R Merger Agreement contains customary covenants of PAGC, including to conduct its business in the ordinary course, not to incur indebtedness other than the Bridge Financing and ordinary course trade payables, not to issue equity interests other than as set forth in its capitalization certificate, and to cooperate in the preparation of the Registration Statement, including by furnishing financial statements audited in accordance with PCAOB standards. The Company has agreed to prepare and file with the SEC, as promptly as practicable, a registration statement on Form S-4 (the “Registration Statement”), including a proxy statement/prospectus, registering the offer and issuance of a number of Domesticated DMAA Common Shares equal to the Maximum Share Number, and to convene an extraordinary general meeting of its shareholders to approve the Domestication, the Merger, the issuance of the Merger Consideration and related matters.

Termination

The A&R Merger Agreement may be terminated (i) by mutual written consent; (ii) by either party if the Closing has not occurred on or before April 29, 2027 (the “Outside Date”), as may be extended by mutual written agreement, provided that the terminating party is not in material breach; (iii) by either party in the event of a final, non-appealable order permanently prohibiting the Merger; (iv) by either party if the Company’s shareholders fail to approve the Merger at the extraordinary general meeting; (v) by either party if Available Closing Cash is reasonably expected to be insufficient to support execution of the business plan, required financing cannot reasonably be secured or the transaction is not reasonably capable of completion; (vi) by either party upon an uncured material breach by the other party that would cause the applicable closing conditions not to be satisfied; (vii) by the Company if the APQC Acquisition has not been completed on or before December 31, 2026 or the APQC LOI has been terminated; (viii) by the Company if the Independent Firm has notified the Company in writing that it is unable to deliver the Fairness Opinion or the Fairness Opinion is withdrawn; and (ix) by PAGC if the Minimum Cash Condition is not satisfied at the Closing and has not been waived by the Company. Upon termination, the A&R Merger Agreement becomes void without liability of any party, except for liability for willful breach or fraud.

Indemnification

The representations and warranties of the parties survive the Closing for eighteen months, except that fundamental representations survive indefinitely and tax representations survive until sixty days after the expiration of the applicable statute of limitations. Indemnification obligations are subject to a deductible of US$500,000 and a cap of fifteen percent (15%) of the Closing Valuation (US$427,500,000), except for claims arising from fraud, willful misconduct or breaches of fundamental representations. Following the Closing, the indemnification obligations of PAGC are borne by the former PAGC stockholders severally in proportion to the Merger Consideration received by them and may be satisfied, at their election, in cash or by the surrender for cancellation of Domesticated DMAA Common Shares valued at the Reference Price.

Governing Law; Trust Account

The A&R Merger Agreement is governed by the laws of the State of Delaware, with the Court of Chancery of the State of Delaware having exclusive jurisdiction, except that the internal corporate affairs of the Company, as a Cayman Islands exempted company, are governed by the laws of the Cayman Islands to the extent required. PAGC has no claim against the Company’s trust account prior to the Effective Time except as expressly provided in the A&R Merger Agreement.

Additional Information Regarding the A&R Merger Agreement

The foregoing description of the A&R Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The A&R Merger Agreement has been filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, PAGC or their respective affiliates. The representations, warranties and covenants contained in the A&R Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, PAGC or their respective affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the A&R Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Merger and the parties’ ability to consummate the transactions contemplated by the A&R Merger Agreement, the completion of the APQC Acquisition, the delivery of the Fairness Opinion, the Closing Valuation and the Merger Consideration, the amount of Available Closing Cash, the timing of the Closing, the anticipated benefits of the Merger and the anticipated business, operations and results of the combined company. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the management of the Company and PAGC, and are not predictions of actual performance. They are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Because the Company is a blank check company, the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to forward-looking statements made by or on behalf of the Company in this Current Report on Form 8-K.

Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company and PAGC. These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) the risk that the Merger may not be completed in a timely manner or at all; (ii) the risk that the Merger may not be completed by the Company’s business combination deadline or the Outside Date; (iii) the failure to satisfy the conditions to the consummation of the Merger, including the approval of the A&R Merger Agreement by the Company’s shareholders, the completion of the APQC Acquisition and the recordation of the UltraSolar patent assignments, the delivery and non-withdrawal of the Fairness Opinion and the Minimum Cash Condition; (iv) the risk that the Independent Firm is unable to deliver the Fairness Opinion; (v) the level of redemptions by the Company’s public shareholders and the resulting amount of Available Closing Cash; (vi) the inability to complete a PIPE or other financing on acceptable terms or at all; (vii) risks relating to the affiliated nature of the Merger and the common principal ownership of PAGC and BV; (viii) risks relating to the ownership, protection and enforceability of PAGC’s and APQC’s intellectual property; (ix) the effect of the announcement or pendency of the Merger on PAGC’s business relationships, performance and operations; (x) the outcome of any legal proceedings that may be instituted against the Company, PAGC or their respective directors or officers; (xi) the ability of the Company to obtain or maintain the listing of its securities on Nasdaq before and following the Merger; (xii) the ability of the combined company to execute its business plan, including with the amount of cash actually available at the Closing; and (xiii) other risks and uncertainties indicated from time to time in the Company’s filings with the SEC, including those under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and in the Registration Statement to be filed in connection with the Merger.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Readers should not place undue reliance on forward-looking statements, which speak only as of the date hereof. Neither the Company nor PAGC undertakes any duty to update these forward-looking statements, except as may be required by law.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Merger or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of the Company, PAGC or any of their respective affiliates. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and otherwise in accordance with applicable law. No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Important Information About the Merger and Where to Find It

In connection with the Merger, the Company intends to file with the SEC the Registration Statement on Form S-4, which will include a preliminary proxy statement of the Company and a prospectus relating to the securities to be issued in connection with the Domestication and the Merger. After the Registration Statement is declared effective by the SEC, the Company will mail a definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the Merger. This Current Report on Form 8-K does not contain all of the information that should be considered concerning the Merger and is not intended to form the basis of any investment decision or any other decision in respect of the Merger. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the Merger, as these materials will contain important information about the Company, PAGC and the Merger. Shareholders will be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Drugs Made In America Acquisition Corp., 420 Lexington Avenue, Suite 1402, New York, NY 10170.

Participants in the Solicitation

The Company, PAGC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. A list of the names of those directors and executive officers and a description of their interests in the Company, including the interests of the Sponsor, BV and their respective affiliates, will be contained in the Registration Statement and the proxy statement/prospectus to be filed in connection with the Merger when available. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Company’s shareholders in connection with the Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amended and Restated Definitive Merger Agreement, dated as of September 8, 2026, by and between Drugs Made In America Acquisition Corp. and Power Analytics Global Corp.†
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGS MADE IN AMERICA ACQUISITION CORP.

Date: September 14, 2026

By:	/s/ Roger E. Bendelac
Name:	Roger E. Bendelac
Title:	Chief Executive Officer